Exhibit 99.1

Driven By Stem O T C Q X : ST MH I CSE : STEM O T C QB : DRVD OCT OBER 2020

DISCLAIMER This presentation does not constitute or form a part of any offer for sale or solicitation of any offer to buy or subscribe for any securities nor shall it or any part of it form the basis of or be relied on in connection with, or act as any inducement to enter into, any contract or commitment whatsoever. Recipients of this presentation who are considering acquiring securities of any entity referred to herein are reminded that any such purchase or subscription must not be made on the basis of the information contained in this presentation but are referred to the entire body of publicly disclosed information regarding such entity. The information contained in this presentation is derived solely from otherwise publicly available information concerning Stem Holdings, Inc . and Driven Deliveries, Inc . (the “Companies”) and does not purport to be all - inclusive or to contain all the information that an investor may desire to have in evaluating whether or not to make an investment in any securities issued by the Companies . The information has not been independently verified and is qualified entirely by reference to the publicly disclosed information of the Companies . This presentation is being supplied to you solely for your information and may not be reproduced, further distributed or published in whole or in part by any other person . No representation or warranty, express or implied, is made or given by or on behalf of the Companies or any of their subsidiary undertakings or any of the directors, officers or employees of any such entities as to the accuracy, completeness or fairness of the information or opinions contained in this presentation and no responsibility or liability is accepted by any person for such information or opinions. No person has been authorized to give any information or make any representations other than those contained in this presentation and, if given and/or made, such information or representations must not be relied upon as having been so authorized. The contents of this presentation are not to be construed as legal, financial or tax advice. Each recipient of this presentation should contact his, her or its own legal adviser, independent financial adviser or tax adviser for legal, financial or tax advice. CAUTIONARY NOTE REGARDING FORWARD - LOOKING INFORMATION This presentation includes information, statements, beliefs and opinions which are forward - looking, and which reflect current estimates, expectations and projections about future events. Statements containing the words “believe”, “expect”, “forecast”, “should”, “seek”, “next”, “anticipate”, “will”, “positioning”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward - looking information. By its nature, forward - looking infor - mation involves a number of known and unknown risks, uncertainties and assumptions concerning, among other things, the Companies’ anticipated business strategies, expectations with respect to applicable legislation and enforcement of cannabis laws in Canada and the United States, anticipated trends in the Companies’ businesses, anticipated future revenue streams, and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by such forward - looking information. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward - looking information contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Forward - looking information contained in this presentation is based on the Companies’ current estimates, assumptions, expectations and projections, which the Companies believe are reasonable as of the current date. The Companies can give no assurance that these estimates, assumptions, expectations and projections will prove to have been correct. You should not place undue reliance on forward - looking information contained in this presentation. Forward - looking statements contained in this presentation are made as of the date of this presentation and, except as required by applicable law, the Companies assume no obligation to update or revise them to reflect new events or circumstances. Historical information contained in this presentation regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. In this regard, certain financial information contained herein has been extracted from, or based upon, information available in the public domain and/or provided by the Companies. In particular historical results should not be taken as a representation that such trends will be replicated in the future. No statement in this presentation is intended to be nor may be construed as a profit forecast. All forward - looking information in this presentation is expressly qualified in its entirety by this cautionary statement. USE OF NON - IFRS MEASURES This presentation refers to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) because certain investors may use this information to assess the Companies’ respective performance and also determine the Companies’ respective ability to generate cash flow . This data is furnished to provide additional information and is a non - International Financial Reporting Standards (“IFRS”) measure and does not have any standardized meaning prescribed by IFRS . EBITDA should not be considered in isolation as a substitute for measures of performance prepared in accordance with IFRS and is not necessarily indicative of net income presented under IFRS . CAUTIONARY NOTE TO UNITED STATES INVESTORS Certain securities of the Companies described herein have been and will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and may be offered and sold in the United States, or for the account or benefit of any U.S. and Canadian person, except that securities may be offered and sold to a limited number of accredited investors in reliance upon an exemption from the registration requirements of the United States Securities Act and applicable state securities laws. “U.S. person” and “United States” are as defined in Regulation S under the U.S. Securities Act. In making an investment decision, investors must rely on their own examination of the Companies and the terms of the offering, including the merits and risks involved. The securities have not been approved or disapproved by the United States Securities and Exchange Commission or by any state securities commission or regulatory authority, nor have any of the foregoing authorities or any Canadian provincial securities regulatory passed on the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. This document includes confidential and proprietary information . This document is provided for informational purposes only . You may not use this document except for informational pur - poses, and you may not reproduce this document in whole or in part, or divulge any of its contents without the prior written consent of Stem Holdings, Inc . and/or Driven Deliveries, Inc .

STEM HOLDINGS OVERVIEW

Company Overview

- U.S.-based vertically integrated cannabis and hemp company.
- Engages in cultivation, processing, extraction, retail branded products, and distribution operations.
- Owns cannabis facilities in California, Nevada, Oklahoma and Oregon; hemp facilities in Pennsylvania and New York.
- Develops products consisting of lab-tested cannabis and CBD by utilizing proprietary genetics and sustainable cultivation techniques.
- Currently markets its seven key brands through its own retail cannabis properties and also supplies to other recognized cannabis retailers.
- Owns six award-winning cannabis flower & edible brands; one hemp/CBD brand.
- Has six owned dispensaries serving both the medical and recreational markets.
- Owns 1.8 million sq. ft. of real estate valued at $35 million.
- Licensed to cultivate 260,000 sq. ft. of hemp & THC canopy with proprietary genetics and ongoing innovation.
- Headquartered in Boca Raton, FL.

Recent Developments

- September 2020: Announced the opening of its first Massachusetts dispensary, through a JV with Community Growth Partners Holdings Inc., a vertically-integrated cannabis company
- June 2020: Operating Partnership with Alternative Organics (Oregon cultivator of the Chunky Knob™ cannabis brand)
- March 2020: Acquired 100% of Seven Leaf Ventures Corp., along with its subsidiaries, including Sacramento dispensary, Foothills Health & Wellness

Key Management

ADAM BERK CEO	• Former CEO of Osmio (currently GrubHub), the first patented web-online food ordering system • Founder of PPI & HYD For Men (subsequently served as its CEO)
ELLEN DEUTSCH EVP & COO	• 20+ years of senior leadership experience in operations, marketing, sales & corporate responsibility • Former corporate officer, SVP and CMO at The Hain Celestial Group, Inc.

Key Brand Highlights



ESTD 2008 TJ'S GARDENS NO-TILL LIVING-SOIL FLOWER™

- One of the most awarded cannabis brands in the Pacific Northwest known for no-till, living soil cultivation methodology.
- Winner of *High Times Magazine's* best tasting bud, first place and People's Choice Winner of *High Times Magazine's* Cannabis Cup, & Dope Cup Judges' Choice Winner.



A FINE CANNABIS CO. YERBA BUENA™

- Known for Clean Green & Certified Kind Certifications.
- Winner of *MG Magazine's* 50 Best Places to Work for two years in a row, *Entrepreneur Magazine* 100 Best Cannabis Companies & Winner 100 Best Companies to work for in Oregon.



TRAVIS × JAMES™

- Recently launched in Nevada, named for the creators of "TJ's" Gardens who are well-known in the industry.



HAND-CRAFTED Small Batch CANNAVORE CANNABIS CONFECTIONS

- Marketed in Nevada and Oregon.
- Recognized by High Times Magazine as one of "21 Cannabis Brands to Watch" & Winner of the Dope Cup Best Sweet Edible.



DOSE OLOGY™

- Launching in 2020 – a new line of efficacious products, for dispensaries (THC) and mass market (CBD).



Good day DOGGIE™

- Launching in 2020 – a new line of hemp CBD pet care products including tinctures, dental treats, and joint care.

PAGE 3

STEM HOLDINGS OVERVIEW U.S. Footprint & Dispensaries 3,000 SQ FT - OKL AHOMA CIT Y, OK Stem Oklahoma City 3 , 600 SQ FT - BERKSHIRES, MA R ebelle 1,440 SQ FT. - PORTL AND, OR TJ’s on Powell 1 , 400 SQ FT - EUGENE, OR TJ’s Provisions 4,600 SQ FT - EUGENE, OR TJ’s on Willamette 4,600 SQ FT - SACRAMENTO, CA Foothill Health PA GE 4

STEM HOLDINGS OVERVIEW

U.S. Licensed Locations

CULTIVATION, EXTRACTION, PROCESSING, EDIBLES, & DISTRIBUTION

LOCATION	SIZE	CULTIVATION	PROCESSING	EDIBLES	EXTRACTION	DISTRIBUTION	R&D
Alternative Organics/OR* MEDFORD, OR	25,000 SQ FT	X	X	X	X		
Applegate Farms/OR JACKSONVILLE, OR	40 ACRES	X	X				
Mulino Farms/OR MULINO, OR	30,000 SQ FT	X	X				
TJ's Wallis /OR EUGENE, OR	30,000 SQ FT	X	X	X	X	X	X
TJ's 42nd /OR SPRINGFIELD, OR	28,000 SQ FT	X	X				
Yerba Buena /OR HILLSBORO, OR	10,000 SQ FT	X	X				
Stem /OK ADA, OR	800,000 SQ FT	X	X				
Rebelle/MA NORTHHAMPTON, MA	28,000 SQ FT	X	X				
Stem San Diego/CA SAN DIEGO, CA	12,000 SQ FT	X	X	X	X	X	
Travis X James/NV LAS VEGAS, NV	6,000 SQ FT	X	X	X			X
NY & PA HEMP	6,000 SQ FT	X	X				






* UNDER MANAGEMENT

PAGE 5

DRIVEN OVERVIEW

Company Overview

- Driven is a licensed online retailer & in home delivery DaaS provider in CA.
- Ganjarunner™ & Budee™ services 92% of California's population with scheduled and express (90 minute) delivery.
- Driven holds three California delivery licenses and operates three different fulfillment centers in the state.
- Driven has served over 230,000 customers and provided 480,000 direct-to-home deliveries to date.
- There are over 100+ company vehicles on the road operated by over 200+ drivers.
- Technology: 100% of the technology in use by Budee™ & Ganjarunner™ is proprietary and continues to be improved and maintained by an internal programming or team of developers.

Organic Growth Plans

- Expand in key footholds: Los Angeles, San Francisco, & Coastline
- Strategic expansion into Oregon, Massachusetts, Michigan, Illinois, & Oklahoma
- Increase penetration of adjacent core markets including San Jose, Sacramento & San Diego
- BrandBudee program expansion
- Delivery as a Service (DaaS)
- Franchise and licensing out of state

Key Management

SAL VILLANUEVA PRESIDENT	• Mr. Villanueva is an accomplished entrepreneur with a proven track record of successfully creating and building sustainable businesses. He founded Budee Inc., in 2015.
BRIAN HAYEK FOUNDER, CFO	• Mr. Hayek is a co-founder of the Company's subsidiary Driven Deliveries, Inc. Previously, he joined ResMed and spent 5 years at Qualcomm.

Key Brand Highlights

weedwaves



- The Weedwaves™ app (launched July 2019) is a means for Driven to acquire new cannabis consumers, provide better user experience and access to exclusive deals and offers on Ganjarunner™ for purchasing everyday.

BrandBudee


REBEL COAST
HERE'S TO NOW

- Allows brands to convert web traffic to revenue by implementing a small e-commerce widget on their websites.
- Simplifies the consumer journey and increases conversion rates.


Budee
SMOAKLAND
Shop

- Ganjarunner™ and Budee™ service 92% of California's population with scheduled and express (90 minute) delivery. Ganjarunner™ has a wide selection with nearly 500 products, supporting more than 40 brands.
- 84% of revenue comes from repeat customers.
- The average order value for a customer is $108.52.

PAGE 6

DRIVEN OVERVIEW California Footprint & U.S. Expansion DRIVEN CALIFORNIA DRIVEN 2020 EXPANSION FOOTPRINT

Driven By Stem Transaction Overview PA GE 8

EXECUTIVE SUMMARY STRA TE GIC RA TIONALE The First Cannabis Cultivator and Omnichannel Retailer The integration of Stem & Driven will redefine the cannabis consumer’s CX and UX with our proprietary cannabis by offering: • Brick & Mortar Shopping & Personal Service • Pre - Order Curbside Pickup & Delivery • E - Commerce Online Ordering - Express & Next - Day Delivery • World Class Brands and Products including exclusive offerings MANUFA CTURING Processing Extraction Manufacturing of Edible & Topical Consumables CU LTIVATION C annabis Hemp DIS TRIBUTION Dedicated Distribution Facilities Retail Stores As Delivery Hubs Driven By Stem Vertical Integration from Seed to Sale RETAIL Brick & Mortar E - Commerce DaaS (Delivery as a Service) PA GE 9 PA GE 9

EXECUTIVE SUMMARY - COMBINED LEADERSHIP TEAM



ADAM BERK - STEM CEO & CHAIRMAN OF THE BOARD

Former CEO of Osmio (currently GrubHub), the first patented web-online food ordering system. Founder of PPI and HYD For Men (subsequently served as its CEO), both had successful exits.



ELLEN DEUTSCH - STEM EVP & COO

20+ years of senior leadership experience in operations, marketing, sales, M&A, and ESG responsibility. Former Officer, SVP, CGO, and CMO at The Hain Celestial Group, Inc.



SALVADOR VILLANUEVA - DRIVEN PRESIDENT

Mr. Villanueva is an accomplished entrepreneur with a proven track record of successfully creating and building sustainable businesses. He founded Budee Inc., in 2015.



BRIAN HAYEK - DRIVEN FOUNDER & CFO

Mr. Hayek is a co-founder of the Company's subsidiary Driven Deliveries, Inc. Previously, he joined ResMed and spent 5 years at Qualcomm.



STEVE HUBBARD - STEM CFO

35 years of experience in operations, product and process engineering. Former CFO and Secretary of Diego Pellicer, Inc.

PAGE 10

EXECUTIVE SUMMARY TRANSA CTION O VERVIEW The merger of Stem & Driven is a disruptive and transformational business combination that strengthens the market position of the combined entity New ParadigM for Cannabis Brands & Supply Chain FIRST OF ITS KIND OMNICHANNEL C ANNABI S COM P ANY $50 MILLION Market Cap PA GE 11

THE LEADING MID-TIER PLATFORM POISED FOR GROWTH

	Stem Holdings	+ driven	= Merge Co. DRIVEN BY STEM
DESCRIPTION	Stem is a leading, vertically-integraged cannabis & hemp branded products company with a unique portfolio of award-winning brands, operational excellence and strong execution.	Driven is a licensed & vertically integrated, online cannabis retailer servicing 92% of California's population.	First vertically-intaegrated cannabis and hemp company with leading brands, growing distribution, physical and e-commerce retail operations, and B2B/B2C fufillment through on-demand delivery.
($US MILLIONS) MARKET CAPITALIZATION	$25 M	$25 M	$50
DEBT	$5 M	$5 M	$10 M
CASH & EQUIV	$2 M	$1.4 M	$3.4 M
REVENUE	CY 2020: $25.9 M	CY 2020: $22.6 M	CY 2020: $48.5 M CY 2021: $75 M

Source: public disclosure, management estimates
Note: Stem enterprise value and multiples exclude the impact of exercise proceeds from options and warrants as strike prices not known

PAGE 12

PA GE 13 MErge Co (DRIVEN BY STEM) Positioning MARKET CAP ($US millions) Note: management estimates, Capital IQ as at July 2020

PA GE 14 EV/REVENUE (CY 2020E) MErge Co (DRIVEN BY STEM) Positioning ContD.

PA GE 15 MErge Co (DRIVEN BY STEM) Positioning ContD. Note: management estimates, Capital IQ as at July 2020 Revenue (CY 2021E) ($US millions)

EXECUTIVE SUMMARY

GO FORWARD GROWTH STRATEGY

01. Rapid Growth & Expansion

Footprint Expansion

- Integration of Stem's brand portfolio into Driven's online ordering platforms will expand brand footprint and increase gross margin contribution
- Expand Driven's geographic footprint, leveraging Stem's operations in current and new geographies
- Drive Stem's mass market CBD & hemp brands launching in 2021 with Budee's technology

Retail dispensary locations fast-track DaaS expansion

- Oregon, Massachusetts & Oklahoma

02. Cost Reduction Synergies

Reduce SG&A

- Reduction of all professional fees and related administrative costs
- Unified management
- Economies of scale

Financial Discipline

- Improve KPIs for cash conversion and profitability
- Procurement leverage
- Expanded geography with reduced road miles with expanded hours at Stem dispensary locations
- Integrate and scale mass market ops compliantly

03. Operational Excellence

Experienced management

- Combined leadership experience includes: cultivation, manufacturing, supply chain logistics, marketing, sales & finance.
- **Award-Winning Brand Portfolio**
- Offerings cover multiple cannabis product categories, including flower, extracts, edibles and topicals

Superior Quality

- Consistent product quality with proprietary grow methods
- Innovation pipeline of disruptive products

04. Customer Acquisition, Loyalty, & Retention

Guide customer and user experiences with:

- Brand affinity (Comfort)
- Retail (Experimentation)
- Delivery (Convenience)

Build Upon Current Retention Success Rates

- Ability to attract and maintain new cannabis consumers throughout their buying lifecycle
- Leverage existing consumer intelligence data with Driven automated marketing tools

PAGE 16

JURISDICTIONAL PRESENCE

Driven By Stem U.S. Footprint



CALIFORNIA/ DRIVEN & STEM

CALIFORNIA

STEM (current):

- 4,600 sq. ft. Sacramento dispensary

STEM (expansion):

- 12,000 sq. ft. San Diego cultivation & distribution

Driven (current):

- 3 delivery licenses
- Sacrament facility
- Oakland facility
- Gardena facility
- Corporate offices

OREGON/STEM

STEM (current):

- 30,000 sq. ft. Mulino cultivation
- 30,000 sq. ft. Eugene extraction & cultivation
- 28,000 sq. ft. Springfield cultivation
- 25,000 sq. ft. Medford cultivation
- 10,000 sq. ft. Hillsboro cultivation
- 1,400 sq. ft. Portland dispensary
- 4,600 sq. ft. Eugene dispensary
- 1,400 sq. ft. Eugene dispensary

STEM (expansion):

- 40 acre Applegate cultivation

NEW YORK & PENNSYLVANIA/STEM

STEM (current):

- 6,000 sq. ft. hemp cultivation & processing

MASSACHUSETTS/STEM

STEM (expansion):

- 28,000 sq. ft. Northampton cultivation & processing
- 3,600 sq. ft. Great Barrington dispensary

MARYLAND/STEM

STEM (current):

- Provisional processing license

NEVADA/STEM

STEM (current):

- 6,000 sq. ft. Las Vegas cultivation & processing

OKLAHOMA/STEM

STEM (current):

- 800,000 sq. ft. Ada processing & cultivation facility
- 3,000 sq. ft. Oklahoma City dispensary

FLORIDA/STEM

STEM (current):

- Corporate offices

PAGE 17

Go Forward Four Point Execution Plan 0 1 . Financial Discipline • Drive Accretive Margin Sales Growth 2. Productivity • Improve Cost Structure • Efficiency & Supplier Rationalization 3. Customer - Centric • Supply & Service 4. Brand Disruption & Innovation • Margin Accretive Innovation PA GE 18

We value our customers, employees, partners, and shareholders, with a commitment to growing with the highest standard for quality, ethics, and safety. We adhere to the highest standards in all of our activities. We practice sustainable agriculture and social responsibility in all of our operations and are good stewards of our communities. PA GE 19 Our Values

D R I V E N B Y S T E M O T C Q X : ST MH I CSE : STEM O T C QB : DRVD OCT OBER 2020

S uppleme n t al Information APPENDIX PA GE 21

PA GE 22 Share Price Performance DRIVE N SHARE PRICE STEM SHAR E PRICE

PA GE 23 OWNERSHIP Breakdown DRIVEN Share Ownerships Number Percent Insiders 37,402,100 55.61% Public Float 5,437,105 8% Basic Shares Oustanding 67,193,835 100% STEM Share Ownerships Number Percent Total Insiders 5,805,987 11% Public Float 5,581,112 9% Basic Shares Outstanding 64,642,993 100% As of June 30, 2020

RISK FACTORS There are a number of risk factors that could cause future results to differ materially from those described herein. The risks and uncertainties described herein are not the only ones the Company faces. Additional risks and uncertainties, including those that the Company does not know about now or that it currently deems immaterial, may also adversely affect the Company’s business. If any of the following risks actually occur, the Company’s business may be harmed and its financial condition and results of operations may suffer significantly. Investing in the Company’s special warrants (and the securities issuable thereunder) involves significant risks. Prior to making an investment decision, a prospective purchaser of special warrants should carefully consider the risk factors described below before making a decision as to whether to subscribe for special warrants. Such information is not purported to be exhaustive. Additional risks and uncertainties, including those that the Company does not know about now or that it currently deems immaterial, may also adversely affect the Company’s business. If any of the following risks actually occur, the Company’s business may be harmed and its financial condition and results of operations may suffer significantly. Under the Federal Controlled Substances Act of 1970 (the “Federal CSA”), marijuana is classified as a Schedule I drug . Even in those states in which the use of marijuana has been legalized, its production, manu - facture, processing, possession, distribution, sale and use remains a federal crime . Since U . S . federal law criminalizing marijuana pre - empts state laws that legalize it, strict enforcement of federal law regarding marijuana would result in the Company’s inability to proceed with its business plan . Currently, there are 33 states in the United States plus the District of Columbia that have laws and/or regulations that recognize, in one form or another, legitimate medical uses for marijuana, and ten plus the District of Columbia that recognize the legitimate recreational use of consumer use of marijuana. The Company currently operates in several states in the United States and may expand its business to other states and other jurisdictions. Although the Company believes its business activities are compliant with applicable state and local law, strict compliance with state and local laws with respect to marijuana may neither absolve the Company of liability under United States federal law, nor may it provide a defense to any federal proceeding which may be brought against the Company. Any such proceedings brought against the Company may adversely affect the Company’s operations and financial performance. Although federally illegal, the U.S. federal government’s approach to enforcement of such laws has at least until recently trended toward non - enforcement. On August 29, 2013, the U.S. Department of Justice (“DOJ”), issued a memorandum known as the “Cole Memorandum” to all U.S. Attorneys’ offices (federal prosecutors). The Cole Memorandum generally directed U.S. Attorneys not to prioritize the enforcement of federal marijuana laws against individuals and businesses that rigorously comply with state regulatory provisions in states with strictly regulated medical or recreational cannabis programs. While not legally bind - ing, and merely prosecutorial guidance, the Cole Memorandum laid a framework for managing the tension between state and federal laws concerning state regulated marijuana businesses. However, on January 4, 2018 the Cole Memorandum was revoked by Attorney General Jeff Sessions. While this did not create a change in federal law, as the Cole Memorandum was not itself law, the revocation removed the DOJ’s guidance to U.S. Attorneys that state - regulated cannabis industries substantively in compliance with the Cole Memorandum’s guidelines should not be a prosecutorial priority. In addition to his revocation of the Cole Memorandum, A.G. Sessions also issued a one - page memorandum known as the “Sessions Memorandum”. The Sessions Memorandum confirmed the rescission of the Cole Memorandum and explained the rationale of the DOJ in doing so: the Cole Memorandum, according to the Sessions Memorandum, was “unnecessary” due to existing general enforcement guidance adopted in the 1980s, as set forth in the U.S. Attorney’s Manual (the “USAM”). The USAM enforcement priorities, like those of the Cole Memorandum, are also based on the federal government’s limited resources, and include “law enforcement priorities set by the Attorney General,” the “seriousness” of the alleged crimes, the deterrent effect of criminal prosecution” and “the cumulative impact of particular crimes on the community.” While the Sessions Memorandum emphasizes that marijuana is a Schedule I controlled substance, and reiterates the statutory view that cannabis is a “dangerous drug and that marijuana activity is a serious crime”, it is unclear what prosecutorial effects will be created by the rescission of the Cole Memorandum. Accordingly, the Company cannot provide any assurance that the DOJ will not initiate the enforcement of federal law regarding the production, manufacture, processing, possession, distribution, sale and use of marijuana. Regardless, marijuana remains a Schedule I controlled substance at the federal level, and neither the Cole Memorandum nor its rescission has altered that fact. The federal government of the United States has always reserved the right to enforce federal law in regard to the sale and disbursement of medical or recreation - al marijuana, even if state law sanctioned such sale and disbursement. The activities of the Company are subject to regulation by governmental authorities. The Company’s business objectives are contingent upon, in part, compliance with regulatory requirements enacted by these governmental authorities and obtaining all regulatory approvals, where necessary, for the sale of its products in each jurisdiction in which it operates. Any delays in obtaining, or failure to obtain regulatory ap - provals would significantly delay the development of markets and products and could have a material adverse effect on the business, results of operations and financial condition of the Company. Furthermore, although the operations of the Company are currently carried out in accordance with all applicable rules and regulations, no assurance can be given that new rules and regulations will not be enacted or that existing rules and regulations will not be applied in a manner which could limit or curtail the Company’s ability to import, distribute or, in the future, produce marijuana. Amendments to current laws and regula - tions governing the importation, distribution, transportation and/or production of marijuana, or more stringent implementation thereof could have a substantial adverse impact on the Company. Local, state and federal laws and enforcement policies concerning marijuana - related conduct are changing rapidly and will continue to do so for the foreseeable future. Changes in applicable law are unpredictable and could have a material adverse effect on the Company’s business. PA GE 24

RISK FACTORS The Company is subject to a variety of laws and regulations in the United States that involve money laundering, financial recordkeeping and proceeds of crime, including the Currency and Foreign Transactions Reporting Act of 1970 (commonly known as the Bank Secrecy Act), as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terror - ism Act of 2001 (USA PATRIOT Act), and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the United States. In February 2014, the Treasury’s Financial Crimes Enforcement Network (“FCEN”) issued a memorandum (the “FCEN Memo”) providing instructions to banks seeking to provide services to cannabis - relat - ed businesses. The FCEN Memo states that in some circumstances, it is permissible for banks to provide services to cannabis - related businesses without risking prosecution for violation of federal money laundering laws. It refers to supplementary guidance that Deputy Attorney General Cole issued to federal prosecutors relating to the prosecution of money laundering offenses predicated on cannabis - related violations of the CSA. It is unclear at this time whether the current administration will follow the guidelines of the FCEN Memo. In the event that any of the Company’s operations, or any proceeds thereof, any dividends or distributions therefrom, or any profits or revenues accruing from such operations in the United States were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds of crime under one or more of the statutes noted above or any other applicable legislation. This could restrict or otherwise jeopardize the ability of the Company to declare or pay dividends or effect other distributions. For the reasons set forth above, the Company’s existing operations in the United States, and any future operations, may become the subject of heightened scrutiny by regulators, stock exchanges and other authorities in Canada. As a result, the Company may be subject to significant direct and indirect interaction with public officials. Given the heightened risk profile associated with cannabis in the United States, Canadian Depository for Securities (“CDS”) may implement procedures or protocols that would prohibit or significantly curtail the ability of CDS to settle trades for cannabis companies that have cannabis businesses or assets in the United States. On February 8, 2018, following discussions with the Canadian Securities Administra - tors and recognized Canadian securities exchanges, the TMX Group announced the signing of a Memorandum of Understanding (“TMX MOU”) with Aequitas NEO Exchange Inc., the CSE, the Toronto Stock Exchange, and the TSX Venture Exchange. The TMX MOU outlines the parties’ understanding of Canada’s regulatory framework applicable to the rules, procedures, and regulatory oversight of the exchanges and CDS as it relates to issuers with cannabis - related activities in the United States. The TMX MOU confirms, with respect to the clearing of listed securities, that CDS relies on the exchanges to review the conduct of listed issuers. As a result, there is no CDS ban on the clearing of securities of issuers with cannabis - related activities in the United States. However, there can be no guarantee that this approach to regulation will continue in the future. If such a ban were to be implemented, it would have a material adverse effect on the ability of holders of common shares to make and settle trades. In particular, the common shares would become highly illiquid as until an alternative was implemented, investors would have no ability to effect a trade of the common shares through the facilities of a stock exchange. RIGHTS OF ACTION FOR DAMAGES OR RESCISSION Securities legislation in certain of the provinces of Canada provides purchasers with rights of rescission or damages, or both, where an offering memorandum or any amendment to it contains a misrepresentation. A “misrepresentation” is an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make any statement not misleading or false in the light of the circumstances in which it was made. These remedies, or notice with respect thereto, must be exercised or delivered by the purchaser within the time limits prescribed and are subject to the defenses contained in the applicable securities legislation. The following summaries are subject to the express provisions of the applicable securities legislation, regulations and rules, and reference is made thereto for the complete text of such provisions. Such provi - sions may contain limitations and statutory defenses not described herein on which Stem and other applicable parties may rely. Purchasers should refer to the applicable provisions of the securities legislation of their province for the particulars of these rights or consult with a legal adviser. The following rights are in addition to and without derogation from any other right or remedy which purchasers may have at law and are intended to correspond to the provisions of the relevant securities laws and are subject to the defenses contained therein. The following summaries are subject to the express provisions of the applicable securities statutes and instruments in the below - referenced provinces and the regulations, rules and policy statements thereunder and reference is made thereto for the complete text of such provisions. PA GE 25

RIGHTS OF ACTION FOR DAMAGES OR RESCISSION ONTARIO INVESTORS Under Ontario securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages, or while still the owner of the securities, for rescission against the issuer or any selling security holder if the offering memorandum contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages is exercisable not later than the earlier of 180 days from the date the purchaser first had knowledge of the facts giving rise to the cause of action and three years from the date on which payment is made for the securities. The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for the securities. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or any selling security holder. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer and any selling security holder will have no liability. In the case of an action for damages, the issuer and any selling security holder will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon. These rights are not available for a purchaser that is (a) a Canadian financial institution or a Schedule III Bank (each as defined in National Instrument 45 - 106 – Prospectus Exemptions), (b) the Business Devel - opment Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada), or (c) a subsidiary of any person referred to in paragraphs (a) and (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary. These rights are in addition to, and without derogation from, any other rights or remedies available at law to an Ontario purchaser. The foregoing is a summary of the rights available to an Ontario purchaser. Not all defenses upon which an issuer, selling security holder or others may rely are described herein. Ontario purchasers should refer to the complete text of the relevant statutory provisions ALBERTA & BRITISH COLUMBIA By purchasing securities of the company, purchasers in Alberta and British Columbia are not entitled to the statutory rights described above . In consideration of their purchase of the securities and upon accept - ing a purchase confirmation in respect thereof, these purchasers are hereby granted a contractual right of action for damages or rescission that is substantially the same as the statutory right of action provided to residents of Ontario who purchase securities . PA GE 26

RIGHTS OF ACTION FOR DAMAGES OR RESCISSION PA GE 27 SASKATCHEWAN INVESTORS Under Saskatchewan securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages against the issuer, every director and promoter of the issuer or any selling security holder as of the date of the offering memorandum, every person or company whose consent has been filed under the offering memorandum, every person or company that signed the offering memorandum or the amendment to the offering memorandum and every person or company who sells the securities on behalf of the issuer or selling security holder under the offering memorandum, or while still the owner of the securities, for rescission against the issuer or selling security holder if the offering memorandum contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages is exercisable not later than the earlier of one year from the date the purchaser first had knowledge of the facts giving rise to the cause of action and six years from the date on which payment is made for the securities. The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for the securities. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or the others listed above. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer and the others listed above will have no liability. In the case of an action for damages, the issuer and the others listed above will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon. Other defenses in Saskatchewan legislation include that no person or company, other than the issuer, will be liable if the person or company proves that (a) the offering memorandum or any amendment to it was sent or delivered without the person’s or company’s knowledge or consent and that, on becoming aware of it being sent or delivered, that person or company immediately gave reasonable general notice that it was so sent or delivered, or (b) with respect to any part of the offering memorandum or any amendment to it purporting to be made on the authority of an expert, or purporting to be a copy of, or an extract from, a report, an opinion or a statement of an expert, that person or company had no reasonable grounds to believe and did not believe that there had been a misrepresentation, the part of the offering memorandum or any amendment to it did not fairly represent the report, opinion or statement of the expert. No person or company, other than the issuer, is liable for any part of the offering memorandum or the amendment to the offering memorandum not purporting to be made on the authority of an expert and not purport - ing to be a copy of or an extract from a report, opinion or statement of an expert, unless the person or company (a) failed to conduct a reasonable investigation sufficient to provide reasonable grounds for a belief that there had been no misrepresentation, or (b) believed there had been a misrepresentation . Similar rights of action for damages and rescission are provided in Saskatchewan legislation in respect of a misrepresentation in advertising and sales literature disseminated in connection with an offering of securi - ties. Saskatchewan legislation also provides that where an individual makes a verbal statement to a prospective purchaser that contains a misrepresentation relating to the security purchased and the verbal statement is made either before or contemporaneously with the purchase of the security, the purchaser has, without regard to whether the purchaser relied on the misrepresentation, a right of action for damages against the individual who made the verbal statement. In addition, Saskatchewan legislation provides a purchaser with the right to void the purchase agreement and to recover all money and other consideration paid by the purchaser for the securities if the securities are sold by a vendor who is trading in Saskatchewan in contravention of Saskatchewan securities legislation, regulations or a decision of the Financial and Consumer Affairs Authority of Saskatchewan. The Saskatchewan legislation also provides a right of action for rescission or damages to a purchaser of securities to whom an offering memorandum or any amendment to it was not sent or delivered prior to or at the same time as the purchaser enters into an agreement to purchase the securities, as required by the Saskatchewan legislation. A purchaser who receives an amended offering memorandum has the right to withdraw from the agreement to purchase the securities by delivering a notice to the issuer or selling security holder within two business days of receiving the amended offering memorandum. These rights are in addition to, and without derogation from, any other rights or remedies available at law to a Saskatchewan purchaser. The foregoing is a summary of the rights available to a Saskatchewan purchaser. Not all defenses upon which an issuer or others may rely are described herein. Saskatchewan purchasers should refer to the complete text of the relevant statutory provisions.

RIGHTS OF ACTION FOR DAMAGES OR RESCISSION MANITOBA INVESTORS If an offering memorandum or any amendment thereto, sent or delivered to a purchaser contains a misrepresentation, the purchaser who purchases the security is deemed to have relied on the misrepresentation if it was a misrepresentation at the time of the purchase and has a statutory right of action for damages against the issuer, every director of the issuer at the date of the offering memorandum, and every person or company who signed the offering memorandum. Alternatively, the purchaser may elect to exercise a statutory right of rescission against the issuer, in which case the purchaser will have no right of action for damages against any of the aforementioned persons. Unless otherwise provided under applicable securities legislation, no action shall be commenced to enforce any of the foregoing rights more than: (a) in the case of an action for rescission, 180 days from the date of the transaction that gave rise to the cause of action, or (b) in the case of an action for damages, the earlier of (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action, or (ii) two years after the date of the transaction that gave rise to the cause of action. A purchaser to whom the offering memorandum is required to be sent may rescind the contract to purchase the securities by sending a written notice of rescission to the issuer not later than midnight on the second day, excluding Saturdays, Sunday and holidays, after the purchaser signs the agreement to purchase the securities. Securities legislation in Manitoba provides a number of limitations and defenses to such actions, including: a) in an action for rescission or damages, no person or company will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation; b) in an action for damages, no person or company will be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and c) in no case will the amount recoverable under the right of action described above exceed the price at which the securities were offered under the offering memorandum. NEW BRUNSWICK INVESTORS Under New Brunswick securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages, or while still the owner of the securities, for rescission against the issuer and any selling security holder in the event that the offering memorandum, or a document incorporated by reference in or deemed incor - porated into the offering memorandum, contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages is exercisable not later than the earlier of one year from the date the purchaser first had knowledge of the facts giving rise to the cause of action and six years from the date on which payment is made for the securities. The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for the securities. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or any selling security holder. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the pur - chaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer and any selling security holder will have no liability. In the case of an action for damages, the issuer and any selling security holder will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon. These rights are in addition to, and without derogation from, any other rights or remedies available at law to a New Brunswick purchaser. The foregoing is a summary of the rights available to a New Brunswick purchaser. Not all defenses upon which an issuer, selling security holder or others may rely are described herein. New Brunswick purchasers should refer to the complete text of the relevant statutory provisions. PA GE 28

RIGHTS OF ACTION FOR DAMAGES OR RESCISSION NOVA SCOTIA INVESTORS Under Nova Scotia securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages against the issuer or other seller and the directors of the issuer as of the date the offering memorandum, or while still the owner of the securities, for rescission against the issuer or other seller if the offering memoran - dum, or a document incorporated by reference in or deemed incorporated into the offering memorandum, contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages or rescission is exercisable not later than 120 days from the date on which payment is made for the securities or after the date on which the initial payment for the securities was made where payments subsequent to the initial payment are made pursuant to a contractual commitment assumed prior to, or concurrently with, the initial payment. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or other seller or the directors of the issuer. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer or other seller and the directors of the issuer will have no liability. In the case of an action for damages, the issuer or other seller and the directors of the issuer will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon. In addition, a person or company, other than the issuer, is not liable with respect to any part of the offering memorandum or any amendment to the offering memorandum not purporting (a) to be made on the authority of an expert or (b) to be a copy of, or an extract from, a report, opinion or statement of an expert, unless the person or company (i) failed to conduct a reasonable investigation to provide reasonable grounds for a belief that there had been no misrepresentation or (ii) believed that there had been a misrepresentation. A person or company, other than the issuer, will not be liable if that person or company proves that (a) the offering memorandum or any amendment to the offering memorandum was sent or delivered to the purchaser without the person’s or company’s knowledge or consent and that, on becoming aware of its delivery, the person or company gave reasonable general notice that it was delivered without the person’s or company’s knowledge or consent, (b) after delivery of the offering memorandum or any amendment to the offering memorandum and before the purchase of the securities by the purchaser, on becoming aware of any misrepresentation in the offering memorandum or any amendment to the offering memorandum, the person or company withdrew the person’s or company’s consent to the offering memorandum or any amendment to the offering memorandum, and gave reasonable general notice of the withdrawal and the reason for it, or (c) with respect to any part of the offering memorandum or any amendment to the offering memorandum purporting (i) to be made on the authority of an expert, or (ii) to be a copy of, or an extract from, a report, an opinion or a statement of an expert, the person or company had no reasonable grounds to believe and did not believe that (A) there had been a misrepresentation, or (B) the relevant part of the offering memorandum or any amendment to the offering memorandum did not fairly represent the report, opinion or statement of the expert, or was not a fair copy of, or an extract from, the report, opinion or statement of the expert. These rights are in addition to, and without derogation from, any other rights or remedies available at law to a Nova Scotia purchaser. The foregoing is a summary of the rights available to a Nova Scotia purchaser. Not all defenses upon which an issuer or other seller or others may rely are described herein. Nova Scotia purchasers should refer to the complete text of the relevant statutory provisions. PA GE 29

RIGHTS OF ACTION FOR DAMAGES OR RESCISSION PRINCE EDWARD ISLAND INVESTORS If an offering memorandum, together with any amendment thereto, is delivered to a purchaser and the offering memorandum, or any amendment thereto, contains a misrepresentation, a purchaser has, without regard to whether the purchaser relied on the misrepresentation, a statutory right of action for damages against (a) the issuer, (b) subject to certain additional defenses, against every director of the issuer at the date of the offering memorandum and (c) every person or company who signed the offering memorandum, but may elect to exercise the right of rescission against the issuer (in which case the purchaser shall have no right of action for damages against the aforementioned persons or company). No action shall be commenced to enforce the right of action discussed above more than: (a) in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or (b) in the case of any action for damages, the earlier of: (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action; or (ii) three years after the date of the transaction that gave rise to the cause of action. Securities legislation in Prince Edward Island provides a number of limitations and defenses to such actions, including: a) no person or company will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation; b) in an action for damages, the defendant is not liable for all or any portion of the damages that it proves does not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and c) in no case shall the amount recoverable under the right of action described herein exceed the price at which the securities were offered under the offering memorandum, or any amendment thereto. NEWFOUNDLAND AND LABRADOR PURCHASERS If an offering memorandum, together with any amendment thereto, contains a misrepresentation, a purchaser has, without regard to whether the purchaser relied on the misrepresentation, a statutory right of action for damages against (a) the issuer, (b) subject to certain additional defenses, against every director of the issuer at the date of the offering memorandum and (c) every person who signed the offering memorandum, but may elect to exercise the right of rescission against the issuer (in which case the purchaser shall have no right of action for damages against the aforementioned persons) . No action shall be commenced to enforce the right of action discussed above more than: (a) in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or (b) in the case of any action for damages, the earlier of: (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action; or (ii) three years after the date of the transaction that gave rise to the cause of action. Securities legislation in Newfoundland and Labrador provides a number of limitations and defenses to such actions, including: a) no person will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation; b) in an action for damages, the defendant is not liable for all or any portion of the damages that it proves does not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and c) in no case shall the amount recoverable under the right of action described herein exceed the price at which the securities were offered under the offering memorandum, or any amendment thereto. PA GE 30